UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2012

WESTELL TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois		60504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (630) 898-2500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 26, 2012, Westell Technologies, Inc. (the “Company) and certain of its direct and indirect subsidiaries entered into a fourth amendment (the “Fourth Amendment”) to the Credit Agreement, dated as of March 5, 2009 (the “Credit Agreement”), by and among the Company, Westell, Inc., and Teltrend LLC, as borrowers, and the PrivateBank and Trust Company, as lender.

The Fourth Amendment extended the maturity date of the Credit Agreement to March 31, 2013 and amended certain other provisions of the Credit Agreement including the applicable margin, and financial covenants.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Fourth Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Arrangements of Certain Officers

On March 26, 2012, the Board of Directors of the Company established base salary, cash bonus targets and commission targets for fiscal year 2013. The performance criteria for the cash bonus and commission plans were also set. The following tables present the fiscal 2013 base salary and incentive compensation targets for the executive officers of the Company that were named in the Summary Compensation Table in the proxy statement for the 2011 annual meeting of stockholders:

Name	Title	Base Salary	Bonus Target
Richard S. Gilbert	Chairman, President and CEO	$500,000	$375,000
Brian S. Cooper	SVP, CFO, Treasurer and Secretary	$270,000	$162,000
Christopher J. Shaver	SVP and General Manager	$250,000	$125,000

Name	Title	Base Salary	Commission Target
Brian G. Powers	VP of Sales	$170,000	$170,000

For Messrs. Gilbert, Cooper and Shaver, the cash bonus is based 50% on achieving acquisition objectives, 25% on achieving revenue objectives and 25% on achieving operating income objectives for the Company for fiscal 2013. Mr. Powers’ commission is based 50% on achieving revenue objectives and 50% on achieving contribution margin objectives. The named executive officers would not be entitled to a bonus payout if thresholds for established objectives are not met. Actual bonus and commission payments may range from 0% to 150% of target levels.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Fourth Amendment, dated as of March 26, 2012, to Credit Agreement dated as of March 5, 2009, by and among Westell Technologies, Inc., Westell, Inc., Teltrend LLC, and The PrivateBank and Trust Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date: March 26, 2012	By:	/s/ Brian S. Cooper
Brian S. Cooper
Chief Financial Officer, Treasurer and Secretary

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